Exhibit 99.2

                                 Exhibit A
                                 ---------

                         1999 STOCK INCENTIVE PLAN
                      RESTRICTED STOCK AWARD AGREEMENT
                      --------------------------------

     This RESTRICTED STOCK AWARD AGREEMENT (this "Agreement"), made and entered into as of the 11th day of November, 2004 (the "Grant Date"), by and between Susan Lyne (the "Participant") and Martha Stewart Living Omnimedia, Inc., a Delaware corporation (the "Company"), sets forth the terms and conditions of a Restricted Stock Award issued pursuant to the Company's Amended and Restated 1999 Stock Incentive Plan (the "Plan") and this Agreement. Any capitalized terms used but not defined herein shall have the meaning prescribed in the Plan.

     1.   Grant and Vesting of Restricted Stock.
          -------------------------------------

          (a) Subject to the provisions of this Agreement and to the provisions of the Plan, the Company hereby grants to the Participant 200,000 shares of restricted Common Stock (the "Restricted Stock"). The period during which the Restricted Stock is not vested and is subject to Transfer Restrictions is referred to herein as the "Restriction Period." The Restricted Stock is granted as of the Grant Date pursuant to, and subject to the terms and conditions of, the Plan and the Employment Agreement dated, November 11, 2004, by and between the Participant and the Company (the "Employment Agreement").

          (b) Subject to the terms and conditions of this Agreement, the Restricted Stock shall vest and no longer be subject to any Transfer Restrictions hereunder on the following dates, so long as the Participant has remained continuously employed by the Company from the Grant Date through such dates:

               (i) as to 50,000 shares on the first anniversary of the Grant Date;

               (ii) as to an additional 50,000 shares on the second anniversary of the Grant Date;

               (iii) as to an additional 50,000 shares on the third anniversary of the Grant Date; and

               (iv) as to an additional 50,000 shares on the seventh anniversary of the Grant Date, provided that:

                      (1) 25,000 of such shares shall immediately vest and no longer be subject to Transfer Restrictions hereunder on any date prior to the seventh anniversary of the Grant Date if the Fair Market Value of the Common Stock has been at least $22.50 on each of the immediately preceding 20 consecutive trading days; and

                      (2) 25,000 of such shares shall immediately vest and no longer be subject to Transfer Restrictions hereunder on any date prior to the seventh anniversary of the Grant Date if the Fair Market Value of the Common Stock has been at least $25.00 on each of the immediately preceding 20 consecutive trading days.

          (c) In the event of the Participant's Termination of Employment by the Company without Cause (as defined in the Employment Agreement), by the Participant for Good Reason (as defined in the Employment Agreement), or by reason of the Participant's death or Disability (as defined in the Employment Agreement), any portion of the Restricted Stock that has not vested as of the date of the Participant's Termination of Employment shall immediately vest and no longer be subject to any Transfer Restrictions hereunder.

          (d) In the event of the Participant's Termination of Employment by the Company for Cause (as defined in the Employment Agreement) or by the Participant without Good Reason (as defined in the Employment Agreement), any portion of the Restricted Stock that has not vested as of the date of the Participant's Termination of Employment shall immediately be forfeited.

          (e) In the event of a Change in Control (as defined in the Employment Agreement), any unvested and outstanding portion of the Restricted Stock shall immediately and fully vest and no longer be subject to any Transfer Restrictions hereunder.

          (f) For purposes of this Agreement, employment with the Company shall include employment with the Company's affiliates and its successors. Nothing in this Agreement or the Plan shall confer upon the Participant any right to continue in the employ of the Company or any of its affiliates or interfere in any way with the right of the Company or any such affiliates to terminate the Participant's employment at any time.

     2.   Issuance of Shares.
          ------------------

     Certificates representing the shares of Restricted Stock shall be issued and held by the Company in escrow and shall remain in the custody of the Company until their delivery to the Participant or the Participant's estate pursuant to this Agreement and the Plan. Subject to Section 8 (pertaining to the withholding of taxes), as soon as practicable after the restrictions on the Restricted Stock expire (provided there has been no prior forfeiture of the Restricted Stock pursuant to the terms of this Agreement and the Plan), the Company shall issue (or cause to be delivered) to the Participant one or more unlegended stock certificates in respect of the Restricted Stock. The shares of Common Stock issued pursuant to this Agreement shall be registered on a Registration Statement on Form S-8 (or other available form).

     3.   Nontransferability of the Restricted Stock.
          ------------------------------------------

     Prior to the vesting date thereof, the Restricted Stock shall not be transferable by the Participant, directly or indirectly, by means of sale, assignment, exchange, hypothecation, encumbrance, pledge or otherwise (such restrictions, the "Transfer Restrictions").

     4.   Rights as a Stockholder.
          -----------------------

     Except as otherwise specifically provided in this Agreement and the Plan, during the Restriction Period the Participant shall have all the rights of a stockholder with respect to the Restricted Stock, including without limitation the right to vote the Restricted Stock and the right to receive any dividends with respect thereto.

     5.   Adjustments.
          -----------

     In the event of a change in corporate capitalization (including, without limitation, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction such as a merger, consolidation, separation, spin-off (or other distribution of stock or property of the Company), any reorganization or any partial or complete liquidation of the Company, the shares of Restricted Stock granted hereby shall be treated in the same manner as other shares of Common Stock and the trading targets set forth in Section 1(b)(iv) shall be equitably adjusted by the Committee so as to prevent enlargement or diminution of the Executive's rights hereunder.

     6.   Payment of Transfer Taxes, Fees and Other Expenses.
          --------------------------------------------------

     The Company agrees to pay any and all original issue taxes and stock transfer taxes that may be imposed on the issuance of shares received by the Participant in connection with the Restricted Stock, together with any and all other fees and expenses necessarily incurred by the Company in connection therewith.

     7.   Validity of Share Issuance.
          --------------------------

     The shares of Restricted Stock have been duly authorized by all necessary corporate action of the Company and are validly issued, fully paid and non-assessable.

     8.   Taxes and Withholding.
          ---------------------

     No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Restricted Stock, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, all federal, state, local and foreign taxes that are required by applicable laws and regulations to be withheld with respect to such amount. Notwithstanding anything to the contrary contained herein, the Executive may discharge this withholding obligation by directing the Company to withhold shares of Restricted Stock with a value on a vesting date equal to the minimum withholding obligation in connection with such vesting. The Company shall, to the extent permitted by law, have the right to deduct any such taxes from the delivery of the Restricted Stock that gives rise to the withholding requirement.

     9.   Notices.
          -------

     All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party or overnight courier, or registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          (a) if to the Participant, to the address last provided by the Participant to the Company's Human Resources Department;

          (b)  if to the Company:

                    Martha Stewart Living Omnimedia, Inc.
                    11 West 42nd Street
                    New York, New York 10036
                    Attention: General Counsel &
                    Director of Human Resources

     10.  Laws Applicable to Construction.
          -------------------------------

     The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without reference to principles of conflict of laws, as applied to contracts executed in and performed wholly within the State of Delaware.

     11.  Successors, Assigns and Transferees.
          -----------------------------------

     This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and each of their respective successors and assigns (including, upon the death of the Participant, the Participant's estate).

     12.  Administration.
          --------------

     The authority to manage and control the operation and administration of this Agreement shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan; provided that nothing herein or in the Plan shall prevent the Participant from contesting any interpretation or determination made by the Committee; and provided, further, that notwithstanding the stated authority of the Committee under the Plan, the terms "Cause," "Good Reason," "Disability" and "Change in Control" shall be determined pursuant to the Employment Agreement and not pursuant to this Agreement, and the interpretation of such terms pursuant to the Employment Agreement shall be final, binding and conclusive for purposes of this Agreement.

     13.  Incorporation of Plan.
          ---------------------

     Subject to the limitations contained in Section 12 of this Agreement, all terms and conditions of the Plan are incorporated herein and made part hereof as if stated herein. The Participant may obtain a copy of the Plan from the office of the Director of Human Resources of the Company.

     14.  Not an Employment Contract.
          --------------------------

     Neither this Agreement nor the issuance of any Restricted Stock shall confer on the Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall they interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate or modify the terms of the Participant's employment or other service at any time.

     15.  Integration.
          -----------

     This Agreement and the other documents referred to herein, including without limitation the Plan and the Employment Agreement, or delivered pursuant hereto, which form a part hereof contain the entire understanding of the parties with respect to their subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement, including without limitation the Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

     16.  Counterparts.
          ------------

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together constitute one and the same instrument. Notwithstanding the foregoing, any duly authorized officer of the Company may execute this Agreement by providing an appropriate facsimile signature, and any counterpart or amendment hereto containing such facsimile signature shall for all purposes be deemed an original instrument duly executed by the Company.

     17.  Modification; Waiver.
          --------------------

     No provision of this Agreement may be amended, modified, or waived unless such amendment or modification is agreed to in writing and signed by the Participant and by a duly authorized officer of the Company, and such waiver is set forth in writing and signed by the party to be charged. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

     IN WITNESS WHEREOF, the Participant has executed this Agreement on the Participant's own behalf, thereby representing that the Participant has carefully read and understands this Agreement and the Plan as of the day and year first written above, and the Company has caused this Agreement to be executed in its name and on its behalf, all as of the date first written above.

                                   By:  /s/ Susan Lyne
                                   Name: Susan Lyne

                                   MARTHA STEWART LIVING
                                   OMNIMEDIA, INC.


                                   By:  Jay L. Dubiner
                                   Name:  Jay L. Dubiner
                                   Title: Executive Vice President, Corporate
                                   Development & General Counsel